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                            SECTION 906 CERTIFICATION

      We, Agustin J. Fleites, President, and Donald A. Gignac, Treasurer, of the streetTRACKS Series Trust (the "registrant"), certify that:

      1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:   /s/ Agustin J. Fleites
      -------------------------
      Agustin J. Fleites
      President

Date: March 2, 2005

By:   /s/ Donald A. Gignac
      -------------------------
      Donald A. Gignac
      Treasurer

Date: March 2, 2005